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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of RSA Security Inc. (the "Registrant") on Form S-8 of our report dated January 20, 2000 appearing in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 31, 2000